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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):


                                 APRIL 17, 2003

                          ----------------------------

                         TANDY BRANDS ACCESSORIES, INC.
               (Exact name of registrant as specified in charter)


                                    DELAWARE
         (State or other Jurisdiction of Incorporation or Organization)


             0-18927                                     75-2349915
    (Commission File Number)                  (IRS Employer Identification No.)


                              690 EAST LAMAR BLVD.
                                    SUITE 200
                             ARLINGTON, TEXAS 76011
                         (Address of Principal Executive
                              Offices and zip code)

                                 (817) 265-4113
                             (Registrant's telephone
                          number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  EXHIBITS.

         Exhibit 99             Press Release, dated April 17, 2003.

Item 9. REGULATION FD DISCLOSURE (ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

         The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition," in accordance with SEC Release No. 33-8216.

         On April 17, 2003, the Registrant issued a press release announcing its financial results for the third quarter of fiscal 2003. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TANDY BRANDS ACCESSORIES, INC.


Date: April 17, 2003                   By: /s/ J.S.B. Jenkins
                                           -------------------------------------
                                           J.S.B. Jenkins, President and Chief
                                           Executive Officer




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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                 DESCRIPTION
-------                -----------
Exhibit 99             Press Release, dated April 17, 2003.